                     Exhibit 10.13
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXCLUSIVE LICENSE AGREEMENT
AGT. NO.________
This Exclusive License Agreement (the “Agreement”) is made this 14th day of December, 2018 (the “Effective Date”) by and between the Ohio State Innovation Foundation, with an address at 1524 North High Street, Columbus, OH 43201 (hereinafter, “OSIF”) and Entrada Therapeutics, Inc., with an address at 16 Cavendish Court, Suite 401, Lebanon, NH 03766 (hereinafter, “Licensee”); collectively, “Parties”, or singly, “Party”.
WHEREAS, OSIF, the technology transfer function for The Ohio State University (“OSU”), owns, controls or has the right to license the Licensed Subject Matter;
WHEREAS, OSIF desires to have the Licensed Subject Matter developed and used for the benefit of the public; and
WHEREAS, the Licensee has entered into an Agreement for Sponsored Program with OSU, dated May 12, 2017, (the “SRA”);
WHEREAS, the Parties have entered into an Option Agreement dated May 12, 2017, as amended May 16, 2018 (the “Option Agreement”); and
WHEREAS, pursuant to the Option Agreement, Licensee has exercised its option to acquire an exclusive license under Licensed Subject Matter to develop and commercialize Licensed Products under the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties hereby agree as follows:
1.    Definitions.
“Affiliate” means any entity that: (a) directly or indirectly owns or controls; (b) is owned or controlled by; or (c) is under common ownership or control with another entity; where “ownership” and “control” mean: (i) possession, or the right to possession, of at least fifty percent (50%) of the voting stock of the entity; (ii) the power to direct the management and policies of the entity; (iii) the power to appoint or remove a majority of the board of directors of the entity; or (iv) the right to receive fifty percent (50%) or more of the profits or earnings of the entity. While an entity is entitled to the benefits of an Affiliate under this Agreement for only the period of time the entity qualifies as an Affiliate under this definition, all obligations under this Agreement that accrued to the entity while an Affiliate shall survive until fulfilled even though the entity no longer qualifies as an Affiliate.
“Change of Control” means, the closing of (i) a sale of all or substantially all of the assets of the Licensee, or (ii) a stock tender or a merger, consolidation, sale of stock or similar event pursuant to a transaction in which a person or group acquires more than fifty percent (50%) of the equity voting securities of the Licensee outstanding immediately prior to the consummation of such transaction, and the shareholders of the Licensee do not retain a majority of the equity voting securities of the surviving entity, other than (a) a merger, conversion or other transaction the principal goal of which is to change the jurisdiction of incorporation of the Licensee, or (b) an equity security financing for the account of the Licensee in which equity securities of the Licensee are sold to one or more institutional investors.
“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party or its Affiliate with respect to any objective, activity or decision, those efforts that a company would reasonably use to accomplish such objective, activity or decision and, with respect to commercialization of a Licensed Product, specifically means the carrying out of research, development and commercialization activities using efforts that a company would reasonably devote to a product at a similar stage in its development or product life and of similar market potential and profit potential, based on conditions then prevailing, including without limitation relevant scientific, technical and commercial factors.
“Confidential Information” means all non-public information, whether provided orally, in writing or through tangible materials, that is provided by one Party (“Discloser”) to the other Party (“Recipient”); unless the information: (a) was already in possession of Recipient (or when Recipient is OSIF, in its possession or that of OSU) when provided by Discloser, as shown by competent evidence; (b) is now, or becomes in the future, public knowledge other than through a violation of this Agreement; (c) is independently developed by individual(s) not affiliated with both Parties and without knowledge of or access to the Discloser’s Confidential Information, as shown by contemporaneously written records; or (d) is lawfully obtained without restriction from a third party who did not obtain the information directly or indirectly from Discloser (or when the Discloser is OSIF, from OSIF or OSU). The terms and conditions of this Agreement shall constitute Confidential Information of both Parties.
“Contract Period” means [***].
“Contract Year” means [***].
“Covers” or “Covered by” with reference to a particular product or process, means that the manufacture, use, sale, offering for sale, or importation of such product or process would, but for ownership of or a license to the relevant Patent Right, infringe a Valid Claim in the country in which the activity occurs.
“Designee” means (i) OSIF or (ii) any entity to which any of OSIF’s rights under Section 3 have been assigned, including to any Affiliate of OSIF.
“Equity Financing” means a cash investment in exchange for any Equity Securities.
“Equity Securities” means shares of common stock, preferred stock or any options, warrants or other convertible securities of the Licensee.
“Field of Use” means all therapeutic, diagnostic or prophylactic uses.
“First Commercial Contract Year” means the Contract Year in which the First Commercial Sale of a Licensed Product occurs in any country.
“First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first arm’s-length commercial sale of such Licensed Product following Marketing Approval in such country by or under the authority of Licensee or any Sublicensee to a third party who is not a Sublicensee.
“Fully-Diluted” means the number of shares outstanding assuming conversion of all issued and outstanding securities convertible into capital stock, and the exercise of all then outstanding options, warrants, and other rights to acquire capital stock, whether or not then exercisable.
“Government” means any agency, department or other unit of the United States of America or the State of Ohio.
“including” means including, but without limitation.
“IND-Enabling Toxicology Study” means the dosing of the first animal subject in the first pre-clinical toxicity study design to profile the toxicity potential of a development candidate for purposes of submission of an Investigational New Drug Application or the equivalent.
“Licensed Platform Product” means any product or process that: (a) is Covered by a Valid Platform Claim and/or whose manufacture or use is Covered by a Valid Platform Claim, or (b) itself - or its manufacture, use, sale or importation - uses, incorporates, is made with and/or is or was created or derived from any Platform Technology Rights but not any Program Technology Rights.
“Licensed Product” means a Licensed Platform Product or a Licensed Program Product.
“Licensed Program Product” means any product or process that: (a) is Covered by a Valid Program Claim and/or whose manufacture or use is Covered by a Valid Program Claim, or (b) itself - or its manufacture, use, sale or importation - uses, incorporates, is made with and/or is or was created or derived from any Program Technology Rights. For avoidance of doubt, a product that is Covered by both a Valid Program Claim and a Valid Platform Claim, or uses both Program Technology Rights and Platform Technology Rights, shall be deemed a Licensed Program Product hereunder.
“Licensed Subject Matter” means Patent Rights and/or Technology Rights.
“Marketing Approval” means all approvals, licenses, registrations or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacturing, distribution, use, storage, import, transport, marketing or sale of Licensed Products in a country or regulatory jurisdiction.

“Net Sales” means the gross amount of consideration received by Licensee, Affiliates, and/or Sublicensees for Licensed Products sold, leased, transferred, used, performed or otherwise provided, less the amount specifically identified on the invoice for the following items directly attributable to the Licensed Products and borne by Licensee, Affiliates, or Sublicensees as the provider: (a) [***]; (b) [***]; (c) [***]; and (d) [***]. Net Sales on Licensed Products transferred as part of a non-cash exchange or where the gross amount is not in immediately available funds shall be calculated at the average amount invoiced to third parties for such Licensed Products in the same country in the Contract Period. If there is no average amount, then the Parties shall select another reasonable benchmark.
[***].
If more than one product or service sold separately by Licensee are combined for sale at a single offering price (e.g. as a kit including as separate items both a Licensed Product and a device or other freestanding product that is not a Licensed Product) (a “Combination Product”), the total gross amount received for purposes of determining Net Sales shall be calculated by multiplying the revenue for said Combination Product by the fraction A/(A+B), where A is the sum of the offering prices of each product and service that independently constitutes a Licensed Product when sold separately, and B is the sum of the offering prices of each other product or service combined therewith at said single offering price. Notwithstanding the foregoing and for the avoidance of doubt, sale of a single product that embodies more than one technology or biological component (e.g. a drug product that includes a cyclic cell-penetrating peptide and an enzyme) shall not constitute a Combination Product subject to the provisions of this paragraph.
“Non-Royalty Sublicensing Consideration” means the gross amount of consideration, excluding Net Sales and any royalties based on Net Sales, received directly or indirectly by Licensee, Affiliate, Related Party or Related Party Entity, (as defined in Section 3.10) and/or each Sublicensee that grants a further sub license, in return for the grant of a sublicense of any Patent Rights, including: (a) fees, including fixed, option, license, maintenance and joint marketing fees; (b) payments, including milestones and minimum royalty payments (provided that such payments shall not constitute Net Sales); (c) non-cash consideration, including equity, the fair market value for each cross-license of intellectual and/or tangible property and debt forgiveness; (d) funding in excess of Licensee’s or such Sublicensee’s cost of performing the prospective research and development; and (e) any other property, remuneration or value given or exchanged for a Sublicense Agreement regardless of how any party characterizes such consideration. Notwithstanding the foregoing, Non-Royalty Sub licensing Consideration excludes all consideration in the form of (i) payments or reimbursement for documented sponsored research, development activities, pilot studies and/or transfer of research materials, (ii) payment or reimbursement of reasonable patent expenses actually incurred or paid by Licensee and not otherwise reimbursed, or payment of patent expenses required to be paid by Licensee hereunder, (iii) payments for the purchase of equity in Licensee at the fair market value of such equity, (iv) payments in consideration of the license or sub license of any intellectual property other than the Patent Rights and (v) payments received by Licensee from Sublicensees in support of full time equivalent employees to run a partnered program.
“Option Agreement” has the meaning set forth in the Preamble.
“Patent Rights” means all (a) patents and/or patent applications listed in Appendix 1A (Platform Patent Rights) or 1B (Program Patent Rights), or arising out of the invention disclosures (Tech IDs) listed in Appendix 1A or 1B; (b) patents and/or patent applications included in this Agreement pursuant to Sections 2.7 and 2.8; (c) patent applications that claim priority to the patents and patent applications in (a) and (b), including all divisionals, continuations and continuations-in-part (but only to the extent of the subject matter that is fully disclosed and enabled by (a) and/or (b) to satisfy 35 U.S.C. §112); (d) patents issuing on (a), (b) and/or (c); and (e) reissues, reexaminations, extensions, foreign counterparts and supplementary protection certificates referencing any of the foregoing.
“Payment Deadline” means each day that is [***] days after the last day of any particular Contract Period.
“Phase 1 Clinical Trial” means, as to a specific Licensed Product, a study as described in 21 C.F.R. §312.21(a) or a comparable clinical study in a country other than the United States.
“Phase 2 Clinical Trial” means, as to a specific Licensed Product, a study in humans designed with the principal purpose of determining initial efficacy and dosing of such Licensed Product in patients for the indication(s) being studied as described in 21 C.F.R. §312.21(b); or a similar clinical study in a country other than the United States.
“Phase 3 Clinical Trial” means, as to a specific Licensed Product, a lawful study in humans of the efficacy and safety of such Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product is effective and safe for use in a particular indication in a manner sufficient to file an application to obtain Marketing Approval to market and sell that Licensed Product in the United States or another country for the indication being investigated by the study, as described in 21 C.F.R. § 312.21(c); or similar clinical study in a country other than the United States.
“Platform Claims” means [***].
“Platform Technology Rights” means [***].
“Program Claims” means [***]. Program Claims are set forth in Appendix 1B, which shall be updated from time to time in accordance with this Agreement.
“Program Technology Rights” means [***].
“Related Work(s)” means [***].
“SRA Technology” means all patents, patent applications, and technology arising out of an SRA and (i) not already included in the Patent Rights, (ii) not a Related Work, and (iii) not already included in the Technology Rights.
“SRA” has the meaning set forth in the Preamble.
“Sublicense Agreement” means any agreement or arrangement pursuant to which Licensee directly or indirectly through intermediaries authorizes a third party to: (a) develop, manufacture, offer for sale, sell, lease, transfer, import and/or otherwise provide a Licensed Product; or (b) practice the Licensed Subject Matter; regardless of whether the agreement or arrangement requires or is captioned as a License or sublicense under the Licensed Subject Matter; provided in each case that a Sublicense Agreement does not include agreements with vendors and contractors providing services (including without limitation contract research organizations, contract manufacturing organizations and distributors) on behalf of Licensee or an Affiliate or Sublicensee.
“Sublicensee” means any third party, including an Affiliate, with a Sublicense Agreement. For the avoidance of doubt, Sublicensee does not include vendors and contractors providing services (including without Limitation contract research organizations, contract manufacturing organizations and distributors) on behalf of Licensee or an Affiliate.
“Technology Rights” means [***].
“Territory” means worldwide.
“Transferred Materials” has the meaning set forth in Section 2.9.
‘Valid Claim” means a Valid Platform Claim or a Valid Program Claim.
“Valid Platform Claim” means a Platform Claim of a pending patent application or an issued and unexpired patent in a particular jurisdiction, which claim has not, in such jurisdiction, (a) been finally rejected or been declared invalid or cancelled by the patent office or a court of competent jurisdiction in a decision that is no longer subject to appeal as a matter of right or (b) been pending at least [***] years after First Commercial Sale; provided that, for avoidance of doubt, “Valid Platform Claim” shall include an issued Platform Claim even if issued from an application that had been pending more than [***] years since First Commercial Sale.
“Valid Program Claim” means a Program Claim of a pending patent application or an issued and unexpired patent in a particular jurisdiction, which claim has not, in such jurisdiction, (a) been finally rejected or been declared invalid or cancelled by the patent office or a court of competent jurisdiction in a decision that is no longer subject to appeal as a matter of right or (b) been pending at least [***] years after First Commercial Sale; provided that, for avoidance of doubt, “Valid Program Claim” shall include an issued Program Claim even if issued from an application that had been pending more than [***] years since First Commercial Sale.
2.    License Grant and Commercialization.
2.1    Grant. Subject to the terms and conditions of this Agreement and Licensee’s compliance therewith, OSIF grants and Licensee accepts a sublicensable (through multiple tiers, pursuant to Section 2.2 non-transferable, except as provided in Section 15, royalty-bearing (as provided in Section 3.2):
(a)    exclusive (even as to OSIF, except as expressly provided herein), license under Patent Rights make, have made, use, sell, offer for sale and, import (and otherwise exercise all statutory patent rights with respect to) Licensed Products, in the Field of Use in the Territory;
(b)    exclusive license to research, have researched, develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, import, export, commercialize and otherwise exploit the Transferred Materials in the Field of Use in the Territory; and
(c)    sole (even as to OSIF, except as expressly provided herein) non-exclusive license to use Technology Rights (other than Transferred Materials) to research, have researched, develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, import, export, commercialize and otherwise exploit products and services in the Field of Use in the Territory.
On behalf of itself and OSU, OSIF reserves the right to practice, have practiced and transfer the Licensed Subject Matter for teaching, non-commercial research, education, public service and other non-commercial research-related purposes and to publish in connection therewith in accordance with Section 9.7 including to grant rights to, and transfer material embodiments of, the Licensed Subject Matter to OSU, other academic institutions, non-profit research institutions and governmental entities for these purposes (provided in each case, that any such transfer shall preclude commercial research on behalf of third party commercial entities).
Nothing contained in this Agreement or a Party’s performance hereunder shall be construed as conferring, by implication, estoppel or otherwise, upon Licensee, Affiliates, Sublicensees, any party in privity therewith or any customer thereof, any right, title or interest under any intellectual or tangible property right at any time, except for those rights expressly granted under this Agreement. OSIF reserves all rights, titles and interests not expressly granted under this Agreement. Nothing herein shall be construed as a sale of the Licensed Subject Matter. Licensee agrees not to practice the Patent Rights or use the Technology Rights outside the Field of Use or outside the Territory.
2.2    Sublicensing. Subject to the terms and conditions of this Agreement and Licensee’s and Sublicensee’s compliance therewith, Licensee may grant Sublicense Agreements under the Licensed Subject Matter without the consent of OSIF, through multiple tiers, provided:
(a)    The Sublicense Agreement: (i) is in writing; (ii) has restrictions consistent with and terms that do not exceed the scope of rights granted to Licensee hereunder; and (iii) includes a right of termination by Licensee in the event that Sublicensee acts in any manner that would constitute a breach of this Agreement if such action or inaction were that of Licensee.
(b)    Licensee shall deliver to OSIF a copy of each Sublicense Agreement granted and all modifications or terminations thereof, within [***] days following the applicable execution, modification or termination, provided that Licensee may redact portions of the Sublicense Agreements not relevant to determining compliance with this Agreement.
(c)    Notwithstanding any Sublicense Agreement, Licensee shall remain liable to OSIF for all of Licensee’s duties and obligations contained in this Agreement and Sublicensee’s breach of its Sub license Agreement and shall enforce the terms of the Sublicense Agreement.
In the event a Sublicensee is an Affiliate of Licensee, the obligations of Sections 2.2(a) and 2.2(b) do not apply if an authorized officer of Licensee has certified in writing to OSIF that Licensee’s corporate documents authorize it to obligate and bind the Affiliate named in the certification and Licensee has in fact done so in a manner that is consistent with the terms and conditions of this Agreement. Each such certification shall be attached and incorporated into this Agreement to evidence the Sublicense Agreement with the named Affiliate as a Sublicensee without the requirement for a formal amendment to this Agreement. Regardless of when the certification is attached to this Agreement, such Sublicense Agreement shall be given effect as of the date such certification is received by OSIF pursuant to Section 18. Licensee may also engage vendors and contractors (including without limitation contract research organizations, contract manufacturing organizations and distributors) to provide services on behalf of Licensee or an Affiliate with respect to Licensed Products consistent with the terms of this Agreement, and shall not be required to provide OSIF notice or provide copies of such contracts.

2.3    Confirmatory License. To the extent OSIF has any ownership rights in (a)-(d) below, OSIF grants and Licensee accepts a worldwide, perpetual, irrevocable, fully - paid, royalty-free, exclusive license, with the right to sublicense through multiple tiers, to any rights OSIF, OSU or its Affiliates may have in (a) the patents and patent applications identified in Appendix 6, (b) patent applications that claim priority to the patents and patent applications in (a), including all divisionals, continuations and continuations-in-part (but only to the extent of the subject matter that is fully disclosed and enabled by (a) to satisfy 35 U.S.C. §112); (c) patents issuing on (a) and/or (b); (d) reissues, reexaminations, extensions, foreign counterparts and supplementary protection certificates referencing any of the foregoing. Notwithstanding and without limiting the foregoing license, OSIF shall provide Licensee reasonable assistance, at Licensee’s expense, to perfect Licensee’s rights in such foregoing patents and applications, including submissions to NIH or other federal agency required to perfect assignment pursuant to Bayh-Dole Act statutory provisions and related regulations. Notwithstanding the foregoing, OSIF makes no representations in this Section 2.3 as to its ownership rights in (a)-(d) of this Section 2.3.
2.4    Government Rights. Licensee understands that Licensed Subject Matter may have been conceived or first actually reduced to practice, or during the Term may be first actually reduced to practice, under a funding agreement with a Government and, if so, that Government has certain rights relative thereto. This Agreement is limited by and made subject to the Government’s rights under any such agreement and under any applicable Government’s law or regulation, including 35 U.S.C. §200 et seq. (“Bayh-Dole Act”). To the extent that there is a conflict between any such agreement, such applicable law or regulation and this Agreement, the terms and conditions of such Government agreement, and/or applicable law or regulation, shall prevail. Licensee agrees to comply and permit OSIF to comply with the Bayh-Dole Act, including to provide the reporting required, and unless waived pursuant to the Bayh-Dole Act, to substantially manufacture Licensed Products and products produced through the use of Licensed Products in the United States to the extent required by the Bayh-Dole Act.
2.5    Diligent Commercialization. Licensee, by itself or through its Sublicensees, shall use Commercially Reasonable Efforts to commercialize Licensed Products in the Field of Use within the Territory. Without limiting the foregoing, Licensee, by itself or through its Sublicensees shall, at a minimum: (a) maintain bona fide, funded, ongoing and active research and development until product approval and thereafter diligently make, offer for sale and sell Licensed Products so that Licensed Products are commercially available to the public as soon as reasonably commercially practicable; and (b) fulfill the milestone events stated below (the “Diligence Milestones”):

Diligence Milestone	Date to be Completed/Achieved
[***].	End of [***] Contract Year
[***].	End of [***] Contract Year
[***].	End of [***] Contract Year
[***].	End of [***] Contract Year

If any of the obligations under this Section 2.5 are not fulfilled, OSIF may treat such failure as a breach in accordance with Section 8.3(b).
Licensee shall provide a written report on the completion of each Diligence Milestone to OSIF within [***] days of completion.
2.6    No Use of OSU Resources. Licensee acknowledges that unless OSU executes a sponsored research agreement with Licensee, Licensee shall not satisfy its diligence obligations with work conducted at OSU. Licensee agrees not to develop Licensed Products at OSU, or absent a separate agreement executed by the Parties, otherwise benefit from any development of Licensed Products performed by OSU. The Parties shall evaluate the need for, and implement when necessary, a conflict of interest management plan for overseeing Licensee’s activities related to the licensed rights in accordance with OSU’s conflict of interest policies and procedures.
2.7    [***].
2.8    [***].

2.9    Technology Transfer. During the [***] day period following the Effective Date (the “Transition Period”), [***]. During the Transition Period, OSIF and OSU shall reasonably cooperate with Licensee to assist Licensee with understanding and using the Technology Rights provided to Licensee under this Section 2.8.
3.    Compensation.
3.1    License Fee. Licensee shall pay to OSIF a non-refundable, up-front license fee in the amount of [***] (“License Fee”). [***].
3.2    Royalties. By each Payment Deadline, Licensee shall pay OSIF non-refundable and non-creditable running royalties on Net Sales as follows:
(a)    With respect to Licensed Program Products:

Royalty
(i) If Net Sales of all Licensed Products for the Contract Year are up to and including $[***]:	[***]% of Net Sales of Licensed Program Products
(ii) If annual Net Sales of all Licensed Products for the Contract Year are greater than $[***] up to and including $[***]:	[***]% of Net Sales of Licensed Program Products
(iii) If annual Net Sales of all Licensed Products for the Contract Year are greater than $[***]:	[***]% of Net Sales of Licensed Program Products

(b)    With respect to Licensed Platform Products:

Royalty
(i) If annual Net Sales of all Licensed Products for the Contract Year are up to and including $[***]:	[***]% of Net Sales of Licensed Platform Products
(ii) If annual Net Sales of all Licensed Products for the Contract Year are greater than $[***]	[***]% of Net Sales of Licensed Platform Products

Royalties under’ Sections 3.2(a) and 3.2(b), collectively, are deemed the “Royalties.” Royalties shall be paid on a Licensed Product-by-Licensed Product and country-by-country basis until the later of (1) expiration of the last to expire of the Valid Claims Covering such Licensed Product in such country or (2) ten (10) years after First Commercial Sale of such Licensed Product in such country. The payment of Royalties for the last Contract Period of each Contract Year shall be adjusted as necessary to resolve any over- or underpayment in the prior Contract Period, based on the Royalties tier resulting from actual Net Sales in the Contract Year. Only a single royalty payment under this Section 3.2 shall be due and payable on Net Sales of a Licensed Product, regardless if such Licensed Product is Covered by more than one Valid Claim. Upon expiration of the last Valid Claim Covering a Licensed Product in a country, the Royalties shall be reduced by [***] percent ([***]%).
3.3    Third Party Offsets. In the event that the total royalties paid by Licensee in connection with a License Product exceed [***] the royalty rate set forth in the tables in Section 3.2, Licensee shall have the right to deduct, against Royalties payable to OSIF under this Agreement for any Licensed Product in any Contract Period, [***] percent ([***]%) of royalty payments paid to a Third Party in consideration for a license to intellectual property that is necessary to make, have made, use, sell, offer to sell, export, or import the Licensed Subject Matter, provided that this Section 3.3 shall not be applied to reduce the royalty rates set forth in the tables in Section 3.2 by more than [***] percent ([***]%). For the avoidance of doubt, such offset shall not include payments for licenses to other technology that Licensee combines with the Licensed Subject Matter.
3.4    Minimum Annual Royalties. Beginning in the First Commercial Contract Year and for each Contract Year thereafter during the Term, Licensee shall pay OSIF a non-refundable minimum annual royalty of $[***] (the “Minimum Annual Royalty”).
Payment of the Minimum Annual Royalty may be credited towards Royalties due in the Contract Year to which the payment corresponds. For the First Commercial Contract Year, the amount of

Minimum Annual Royalty payable shall be pro-rated to reflect the actual number of days during the First Commercial Contract Year following the First Commercial Sale.
3.5    Milestone Fees. Licensee shall pay OSIF the following amounts within [***] days of achievement by Licensee or its Affiliates of each corresponding Milestone for each of the first [***] Licensed Products to achieve the milestone, and not for any subsequent Licensed Products according to the following (collectively the “Milestone Fees”):

Milestone	Milestone Fee
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]

3.6    Sublicense Fees. For clarity, Net Sales by Sublicensees shall be subject to royalties payable to OSIF as provided in Section 3.2, and shall therefore not be subject to Sublicensee Fees pursuant to this Section 3.6. Also, within [***] days of receiving any Non-Royalty Sublicensing Consideration, Licensee shall pay to OSIF an amount equal to the percentage of all Non-Royalty Sublicensing Consideration as follows (collectively the “Sublicensee Fees”), subject to Sections 3.6(b) and 3.6(c)) below:
(a)

Event	% Non-Royalty Sublicensing Consideration
[***]	[***]%
[***]	[***]%
[***]	[***]%

(b)    The Sublicensee Fees set forth in Section 3.6(a) shall apply only to Non-Royalty Sublicensing Consideration received in exchange for activities that are not Covered by any patents owned or controlled by Licensee or its Affiliates or Sublicensees. Sublicensee Fees on Non-Royalty Sublicensing Consideration received in exchange for activities that are Covered by patents owned or controlled by Licensee or its Affiliates or Sublicensees (even though also Covered by Patent Rights) shall be reduced by [***] percent ([***]%).
(c)    [***].
3.7    License Maintenance Fee. Beginning in the [***] Contract Year and each Contract Year thereafter until the First Commercial Contract Year, Licensee shall pay to OSIF a non-refundable license maintenance fee of [***] per year. Notwithstanding anything to the contrary herein, Licensee shall no longer pay and OSIF shall no longer receive a license maintenance fee beginning in the First Commercial Contract Year. The license maintenance fee shall be due and payable by Licensee within [***] days after the last day of each Contract Year in which OSIF is entitled to receive such license maintenance fee pursuant to this Section 3.7.
3.8    Equity Consideration. On or within [***] days of the Effective Date, Licensee shall issue to Designee, [***] shares of common stock of the Licensee constituting [***] percent ([***]%) of the ownership of Licensee on a Fully-Diluted basis as of the Effective Date, provided that Designee shall execute a subscription agreement mutually agreeable to the Licensee and OSIF. Certificates duly signed by authorized officers of Licensee evidencing such shares of common stock shall be delivered to Designee and issued in Designee’s name. All shares issued to Designee under this Section will be considered fully paid, non-assessable, and have no requirement of contribution of any kind to Licensee.
At Designee shall be entitled to receive the same participation, co-sale, information and other rights as Licensee’s investors by becoming a party to a subscription agreement, as well as the Investors’ Rights Agreement, Voting Agreement and Right of First Refusal and Co-Sale Agreement to be entered into by Licensee, Licensee’s investors and the other parties thereto on or around the Effective Date (collectively, the “Stockholder Agreements”). Prior to the Effective Date, Licensee shall have delivered to OSIF a near-final version of the Stockholder Agreements.
3.9    Anti-Dilution. As anti-dilution protection, Licensee shall issue to Designee (without cost) additional Equity Securities in the form of common stock sufficient for Designee to preserve its [***] percent ([***]%) share of ownership on a Fully - Diluted basis until Licensee has obtained paid in capital (i.e., capital contributed by investors through direct purchase of Equity Securities from Licensee) of at least [***] dollars ($[***]) (“Equity Financing Threshold”). OSIF’s Equity Securities shall in no event be subject to revocation, refund or nullification for any reason.
A cash investment in exchange for convertible securities shall not contribute to the Equity Financing Threshold at the time of issuance of such convertible securities, but instead shall contribute to the Equity Financing Threshold only at the time that the convertible securities are convertible or exchangeable into Equity Securities.
For clarity, in the event the Licensee receives Equity Financing in a certain transaction, a portion of which (“Applicable Portion”), when added to the prior aggregate amount of Equity Financing received by Licensee, brings the total amount of Equity Financing received by the Licensee up to the Equity Financing Threshold and a portion of which, when added to the aggregate amount of Equity Financing received by Licensee (inclusive of the Applicable Portion), brings the total amount of Equity Financing received by the Licensee above the Equity Financing Threshold (“Excess Portion”), the anti-dilution provision in this Section 3.9 shall only apply to the Applicable Portion and not to the Excess Portion.
3.10    Related Party Transactions. Notwithstanding the foregoing, in the event Licensee, prior to achieving the Equity Financing Threshold, enters into any agreement that constitutes a Related Party Transaction, Licensee shall cause the party with which it enters the Related Party Transaction (the “Related Party Entity”) to issue to Designee the Applicable Percentage of the fully-diluted equity of the Related Party Entity which, at the option of the Licensor or Designee, may be in voting common stock or the same type and class of equity security issued to the related investors (such voting or other securities, the “Investor Equity Securities”) concurrent with the closing of the Related Party Transaction. Licensee will ensure that, as a condition of entering into any Related Party Transaction, the Related Party Entity will provide the same rights to Designee as provided in Sections 3.8 and 3.9 of this Agreement.
For purposes of this Section, a “Related Party Transaction” means any agreement or arrangement pursuant to which Licensee directly or indirectly through intermediaries authorizes a Related Party to: (a) develop, manufacture, offer for sale, sell , lease, transfer, import and/or otherwise provide a Licensed Product; or (b) practice the Licensed Subject Matter; regardless of whether the agreement or arrangement requires or is captioned as a license or sublicense under the Licensed Subject Matter.
For purposes of this Section, “Related Party” means any one or more investors, officers, employees or directors of Licensee or any entity in which any such investor, officer, employee or director (or any of their respective Affiliates) has a direct or indirect financial interest of [***] percent ([***]%) or more. Nothing in this Section 3.10 shall be interpreted to diminish the obligations of Licensee as set forth in Section 3 of this Agreement.
4.    Reports and Plans.
4.1    Reports and Plans. Utilizing the report forms in Appendices 2 and 3, incorporated herein by reference, Licensee shall provide to the attention of OSIF’s payment and reporting contact stated in Appendix 4: (a) an annual written progress report by January 31 of each Contract Year; (b) a payment and royalty report each Contract Period by the Payment Deadline; (c) annual funding and employment survey. If no payments are due in any Contract Period, then Licensee shall submit the report so stating. The obligations in this Section 4.1 are in addition to and not in lieu of the other reporting obligations in this Agreement.
4.2    Financial Statements. The capitalization table set forth as Appendix 5 shows all outstanding, committed and reserved Equity Securities and convertible notes of Licensee as of the date hereof on a Fully-Diluted basis. Upon the consummation of any Equity Financing or at OSIF’s request, Licensee shall provide an updated capitalization table along with a certification from the Licensee’s chief financial officer certifying the tables’ completeness and accuracy and identifying any holders of Equity Securities who are employees of OSU. Any information provided to OSIF under this Section 4.2 shall be the Confidential Information of Licensee and subject to the confidentiality and non-use obligations and exceptions in Section 9.
5.    Payment, Records, and Audits.
5.1    Payments. All amounts referred to in this Agreement are expressed in U.S. dollars without deductions for taxes, assessments, fees, or charges of any kind except as permitted in the definition of Net Sales. All payments to OSIF shall be made in U.S. dollars by check or wire transfer (Licensee to pay all wire or other transfer fees) payable to Ohio State Innovation Foundation as stated in Appendix 4. Licensee may not make any tax or other deductions or withholdings unless required by applicable law from payments to OSIF. If such taxes deductions, or withholdings are required by law, Licensee agrees to reasonably cooperate with OSIF in claiming refunds or exemptions from such deductions or withholdings as are available under applicable law.
5.2    Sales Outside the U.S. If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the rate used by Licensee for its financial reporting purposes in accordance with U.S. Generally Accepted Accounting Principles (or foreign equivalent).
5.3    Late Payments. Amounts that are not paid when due shall accrue a late charge from the due date until payment is received by OSIF, at a rate equal to [***]% per month (or the maximum allowed by law, if less). Acceptance of late payments does not negate or waive any other right or remedy to which OSIF may be entitled.
5.4    Records. For a period of [***] years after the Contract Period to which the records pertain, Licensee agrees that it, Affiliates and Sublicensees shall keep complete and accurate records pertaining to any consideration relating to this Agreement and/or Sublicense Agreements, including Net Sales, Royalty payment calculations, Milestone Fees, Equity Financing and Non-Royalty Sublicensing Consideration, in sufficient detail to enable payments or securities due hereunder to be determined and audited.
5.5    Auditing. OSIF or its representatives, through an independent certified public accountant reasonably acceptable to Licensee, shall be permitted, at OSIF’s expense, to periodically examine and/or audit the records required by Section 5.4 (“Examination”) during regular business hours, at Licensee’s or its Affiliates’ place of business, on at least [***] days advance notice, to verify any payment, securities or report relating to this Agreement and/or any Sublicense Agreement. For each Sublicensee, Licensee shall obtain comparable Examination rights for itself. If Licensee conducts an Examination of Sublicensee’s records, Licensee shall furnish to OSIF a copy of the findings from such Examination, subject to confidentiality obligations. No more than one Examination of Licensee or its Affiliates shall be conducted under this Section 5.5 in any Contract Year. If any amounts due OSIF have been underpaid as of the date of the Examination, then Licensee shall immediately pay OSIF the amount of such uncontested underpayment plus accrued interest due in accordance with Section 5.3. If there is an uncontested overpayment for such periods, then OSIF shall provide to Licensee a credit against future payments (such credit equal to the full amount of that overpayment), or, if Licensee is not obligated to make any future payments, then OSIF shall pay to Licensee the full amount of that overpayment. If the amount of any uncontested underpayment is equal to or greater than [***] percent ([***]%) of the total amount due for the records so examined, Licensee shall also reimburse OSIF the costs of such Examination and any collection actions taken. Such Examinations may, at OSIF’s sole discretion, consist of a self-audit conducted by Licensee or its Affiliates at their respective expense and certified in writing by an authorized officer of Licensee and/or its Affiliate.
6.    Intellectual Property Management.

6.1    Ongoing Patent Expenses. Licensee shall pay all [***] costs and expenses associated with prosecution or maintenance of the Patent Rights within [***] days after Licensee’s receipt of OSIF’s invoice therefor. Without limitation, failure to strictly comply with Section 6.1 shall be considered a payment default under Section 8.3(a).
6.2    Responsibility & Coordination. In its discretion, OSIF shall control the preparation, prosecution, defense and maintenance of the Patent Rights using counsel of its choosing. So long as Licensee is not in default of Section 6.1, OSIF shall instruct such patent counsel to provide copies of all material documents it receives from or submits to patent offices regarding the Patent Rights in the Field of Use and Territory, keep Licensee fully informed of all steps with regard to the preparation, filing, prosecution, and maintenance of the Patent Rights, and provide Licensee drafts of any filings or responses to be made to patent office’s sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Licensee to review and comment thereon, and OSIF shall reasonably consider Licensee’s comments in good faith, with respect to such drafts and with respect to strategies for filing and prosecuting the Patent Rights, when timely provided. OSIF shall pay under large entity designation unless the Licensee and each of its Sublicensees are entitled to claim small entity designation with the USPTO and Licensee has provided OSIF written notice thereof. Licensee shall promptly notify OSIF upon loss of entitlement to small entity designation and, without limitation, pay all costs and expenses associated therewith. OSIF shall promptly inform Licensee of any adversarial patent office proceeding or sue sponte filing, including a request for, or filing or declaration of, any interference, opposition, or reexamination relating to the Patent Rights and OSIF shall consider in good faith all comments, requests, and suggestions provided by Licensee. In the event that OSIF decides not to prepare, file, prosecute, or maintain the Patent Rights during the Term, (a) OSIF shall provide reasonable prior written notice to Licensee of such intention (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Patent Rights), (b) Licensee shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution, and maintenance of such Patent Rights at its sole cost and expense.
6.3    Foreign Filings. In addition to the U.S., the Patent Rights shall, subject to applicable bar dates and Licensee’s compliance with Section 6.1, be pursued in such foreign countries as Licensee so designates in writing to OSIF in sufficient time to reasonably enable the preparation of such additional filings (in no event less than [***] days prior to any deadline), and in those foreign countries in which OSIF has filed applications prior to the Effective Date. If Licensee does not choose to pursue patent rights in a particular foreign country and OSIF chooses to do so, Licensee shall so notify OSIF, and thereafter said patent application or patent shall no longer be included in the Licensed Subject Matter and Licensee shall have no further rights thereto.
6.4    Withdrawal from Paving Patent Costs. If at any time Licensee wishes to cease paying for any costs for a particular Patent Right, including for patent prosecution in a particular jurisdiction, Licensee must give OSIF at least [***] days prior written notice and Licensee shall continue to be obligated under Section 6.1 for costs and expenses incurred during said notice period. Thereafter, said patent application or patent shall no longer be included in the Licensed Subject Matter and Licensee shall have no further rights thereto.
6.5    Challenge. In the event Licensee, its Affiliate and/or any Sublicensee intends to challenge the validity or enforce ability of any of the Patent Rights, whether through a declaratory judgment action, opposition, post-grant proceeding or otherwise, then Licensee shall: (a) give OSIF [***] days prior written notice; (b) continue to make all payments due hereunder directly to OSIF; and (c) have no right to pay into escrow or other account any amounts due OSIF. For purposes of clarity, no payment made to OSIF is refundable or may be offset, including any amounts paid under this Agreement prior to or during the period of the challenge, even if the challenge is successful or it is otherwise determined that the Patent Rights are invalid or unenforceable.
7.    Infringement and Litigation.
7.1    Licensee’s Enforcement Rights. In the event that OSIF or Licensee believes there is infringement of any Patent Rights under this Agreement, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of articles that the Party reasonably believes infringes any of the Patent Rights conferred under this Agreement, or becomes aware of a filed or threatened action by a party relating to the infringement, validity, or enforceability of the Patent Rights, the Party shall notify the other Party promptly, including all information available to such Party with respect to such alleged infringement or action. Licensee shall have the first right, in its discretion, to commence abatement of the infringement in the Field of Use and in the Territory, within a period of [***] months from notice of the infringement, provided OSIF is kept fully informed and given the opportunity to advise and comment thereon. Licensee shall exercise reasonable efforts to take into account all reasonable comments timely offered from or on behalf of OSIF. Licensee shall be responsible for payment of costs associated with such abatement, including those costs and expenses incurred by OSIF in providing cooperation or joining an enforcement action as a party as provided in Section 7.3. In the event that Licensee exercises the rights conferred in this Section 7.1 and recovers any damages or other sums in such, action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all reasonable out- of-pocket costs and expenses incurred by each of the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages or other sums recovered, [***] percent ([***]%) of such funds shall be retained by Licensee and [***] percent ([***]%) shall be provided to OSIF.
7.2    OSIF’s Enforcement Rights. After the [***] month period described in Section 7.1, or earlier if Licensee provides written notice to OSIF that Licensee does not intend to initiate abatement, then OSIF shall have the right, at its sole discretion, to abate the infringement or potential infringement, provided Licensee is kept fully informed and given the opportunity to advise and comment thereon. OSIF shall exercise reasonable efforts to take into account all reasonable comments timely offered from or on behalf of Licensee. OSIF shall be responsible for payment of all costs and expenses associated with such abatement, including those costs and expenses incurred by Licensee in providing cooperation or joining an enforcement action as a party as provided in Section 7.3. In the event that OSIF exercises the rights conferred in this Section 7.2 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all reasonable out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages or other sums recovered, [***] ([***]%) of such funds shall be retained by OSIF and [***] percent ([***]%) shall be provided to Licensee.
7.3    Cooperation between OSIF and Licensee. In any infringement suit or dispute regarding the Patent Rights, the Parties agree to cooperate fully with each other in a reasonable manner. OSIF hereby agrees to be joined as a plaintiff to any enforcement action or proceeding to the extent required by law for Licensee to enforce the Patent Rights, provided costs and expenses are being reimbursed as allocated herein.
8.    Term and Termination.
8.1    Term. Unless earlier terminated as provided herein, the term of this Agreement shall commence on the Effective Date and continue until the longer of: (a) the last to expire of the Patent Rights; or (b) Licensee’s obligation to pay Royalties (the “Term”).
8.2    Termination by Licensee. Licensee, at its option, may terminate this Agreement by providing OSIF written notice of termination, and such termination shall become effective [***] days after receipt of such notice by OSIF or, if OSIF is in material breach, termination shall become effective [***] days after receipt of Licensee’s notice of termination.
8.3    Termination by OSIF. OSIF, at its option, may immediately terminate this Agreement, in whole or in part, upon delivery of written notice to Licensee of OSIF’s decision to terminate, if any of the following occur:
(a)    Licensee has failed to make any payment when due under this Agreement, and does not make the required payment within [***] days after delivery of written notice thereof from OSIF, provided that if there is a reasonable bona fide dispute regarding such payment obligation, such period shall run from the resolution of such dispute to the extent payment is required;
(b)    Licensee is in material breach of any non-payment provision of this Agreement (except for breaches under Section 2.5), and does not cure such breach within [***] days after delivery of written notice from OSIF. Any such termination of this Agreement under this Section 8.3(b) shall become effective at the end of the applicable cure period, unless Licensee has cured any such breach or default prior to the expiration of such cure period; [***]; or
(c)    To the extent not prohibited by applicable law, Licensee or its Affiliate or Sublicensee initiates any proceeding or action to challenge the validity or enforce ability of one or more of the Licensed Subject Matter, or assists a third party in pursuing such a proceeding or action, subject to subsection (d) below;
(d)    In the case of a proceeding or action by a Sublicensee, as described in subsection (c), above, only if Licensee or its Affiliate does not resolve such challenge such that either the proceeding is ended or the applicable sublicense is terminated within [***] days of receiving notice of such proceeding or action.
8.4    Bankruptcy. Either Party shall have the right to terminate this Agreement upon notice to the other Party, in the event that a proceeding in bankruptcy or insolvency is filed by or against the Party receiving notice and not withdrawn, removed or vacated within [***] days of such filing, or there is adjudication by a court of competent jurisdiction that said Party is bankrupt or insolvent. All rights and licenses granted under or pursuant to this Agreement by either Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the Bankruptcy Code, the Party hereto that is not subject to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (A) following any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (B) if not delivered under the immediately preceding clause (A), upon written request therefor by the non-subject Party following the rejection of this Agreement by or on behalf of the Party subject to such proceeding.
8.5    Other Conditions of Termination. This Agreement shall terminate:
(a)    Immediately unless prohibited by applicable law, without the necessity of any action being taken by OSIF or Licensee if: (i) Licensee files a bankruptcy action or becomes bankrupt or insolvent; (ii) Licensee’s Board of Directors elects to liquidate its assets or dissolve its business; (iii) Licensee ceases its business operations; (iv) Licensee makes an assignment for the benefit of creditors; or (v) if the business or assets of Licensee are otherwise placed in the hands of a receiver, assignee or trustee, whether by voluntary act of Licensee or otherwise; or
(b)    At any time by mutual written agreement between Licensee and OSIF.
8.6    Effect of Termination. If this Agreement:
(a)    Is terminated, then all Sublicense Agreements in compliance with this Agreement where the Sublicensee is in compliance as of the date of such termination with such Sublicense Agreement shall remain in effect and shall be assigned to OSIF, except that OSIF shall not be bound by terms or conditions set forth in any Sublicense Agreement that extend beyond the duties and obligations of OSIF set forth in this Agreement;
(b)    Is terminated, then except as provided in Section 8.6(a), all rights granted under this Agreement immediately revert to OSIF, and Licensee and any Sublicensee that is not in compliance with this Agreement and its Sublicense Agreement, shall cease to practice the Licensed Subject Matter, including making, having made, distributing, having distributed, using, providing, selling, offering to sell, leasing, loaning and importing any Licensed Products after the effective date of termination, except that Licensee shall have the right to continue to sell Licensed Products manufactured prior to the effective date of such termination until the earlier of: (i) [***] days after the effective date of termination, or (ii) the exhaustion of Licensee’s inventory of Licensed Products;

(c)    Expires, OSIF hereby grants Licensee a perpetual, irrevocable, royalty-free, fully paid-up right and license, with the ability to sublicense, under the Licensed Subject Matter, to make, have made, use, sell, offer to sell, have sold, import, export and otherwise exploit products and services in the Field of Use in the Territory;
(d)    Is terminated or expires, then subject to Section 8.6(a) and 8.6(c), within [***] days thereof, each Party shall promptly comply with Section 9.4 with respect to the other Party’s Confidential Information;
(e)    Is terminated or expires, then Licensee immediately shall tender payment of all accrued payments due to OSIF as of the effective date of termination or expiration, including payment of all unreimbursed costs and expenses incurred under Section 6 prior to the effective date of termination or expiration upon receipt of invoice therefor, and render a final report covering the subject matter described in Section 4.1; in each case regardless of whether otherwise due hereunder;
(f)    Is terminated or expires, then nothing in this Agreement shall be construed to release either Party from any right or obligation that matured prior to the effective date of termination or expiration; and
(g)    Is terminated or expires, then this provision Section 8.6(g) and the provisions of Sections 1 (Definitions), 2.3 (Confirmatory License), 8 (Term and Termination), 9 (Confidentiality), 11.4 (Limit of Liability), 13 (Indemnification Obligation), 13.2 (Insurance Requirements), 15 (Assignment), 17 (Use of Name), 18 (Notices), and 19 (General Provisions) shall survive any termination or expiration of this Agreement until their purposes are fulfilled. In addition, the provisions of Sections 3 (Compensation), 4.1 (Reports and Plans), 5 (Payment, Records and Audits), 6 (Intellectual Property Management) and Section 11 (Representations and Disclaimers) shall survive with respect to all activities and payment obligations accruing prior to the termination or expiration of this Agreement. In addition the termination or expiration of this Agreement has no effect on the equity issued to OSIF or Designee.
9.    Confidentiality.
9.1    Treatment of Confidential Information. Recipient shall use reasonable care to safeguard the confidentiality of the Confidential Information and shall not provide any Confidential Information to third parties or use Confidential Information other than for the exercise of its rights or performance of obligations hereunder or as permitted below without Discloser’s prior written consent.
9.2    Right to Disclose.
(a)    Licensee consents to OSIF disclosing Confidential Information to OSU, and OSIF and OSU counsel, auditors, service providers, contractors, and agents, to the extent it is reasonably necessary to fulfill its obligations or exercise its rights under’ this Agreement, on the condition OSIF has confidentiality obligations and non-use restrictions at least as stringent as those on OSIF hereunder with OSU and/or such third parties.
(b)    To the extent it is reasonably necessary to fulfill its obligations or exercise its rights under this Agreement, Licensee may disclose Confidential Information on the condition that the party to whom it provides the Confidential Information has agreed to terms and conditions of confidentiality and non-use at least as stringent as those on Licensee herein. In no event shall Licensee or anyone receiving Confidential Information from Licensee use Confidential Information of OSIF or OSU in a manner detrimental to OSIF, OSU or their respective rights.
(c)    If Recipient is required by law, regulation, or court order to disclose any of the Confidential Information, then it may do so provided it had promptly notified Discloser and had reasonably assisted Discloser, if needed, for Discloser to try to obtain a protective order or other remedy of Discloser’s election and expense.
(d)    Notwithstanding anything to the contrary, neither Party is obligated to maintain the existence of this Agreement (or the fact Licensee holds a license under the Patent Rights) as Confidential Information.

9.3    Further Exclusions to Obligations of Confidentiality. When Recipient is OSIF, Recipient is under no obligation for any Confidential Information which is provided by Discloser to anyone other than OSIF.
9.4    Surviving Obligations. All Confidential Information of the other party shall be returned or destruction certified at the end of the Term, at Discloser’s election, provided that Recipient shall be permitted to retain one copy of the Confidential Information in its legal function in order to verify its compliance hereunder and electronic records maintained for archival purposes need not be destroyed. The Parties’ confidentiality and non-use obligations under this Agreement shall survive the expiration or termination of this Agreement, and shall continue for a period of [***] years thereafter.
9.5    Trade Secrets. Each party shall ensure it complies with and gives the requisite notice of immunity set forth in Section 1833(b) of Title 18 of the United States Code in any agreement, including any updates, it enters into with any employee, consultant or contractor of such party having access to Confidential Information of the other party.
9.6    Injunctive Relief. In addition to and not in lieu of any other rights or remedies but subject to Section 19.6, Discloser may seek specific performance, injunctive and other equitable relief as a remedy for any breach or threatened breach of this Section 9 without showing actual monetary damages in connection therewith.
9.7    Publication.
(a)    Subject to Section 9.7(b) below, each Party reserves the right to publicly disclose the results of any research related to the Patent Rights, Technology Rights, or Related Works (the “Research”). In connection with a publication, the Parties agree to abide by the policies of journals in which the publications will appear on such matters as the public release or availability of data or biological materials relating to the publication. Authorship of results of the Research will be determined in accordance with academic standards and custom. Proper acknowledgment will be made for the contributions of each Party to the results of the Research being published.
(b)    For any proposed public disclosure of Research, OSIF will provide a copy of the proposed written or oral publication (including manuscripts, abstracts and oral presentations) to Licensee at least [***] days prior to submission for publication in order to allow Licensee an opportunity to protect its Confidential Information or inventions that may be disclosed by the proposed public disclosure. OSIF shall cause OSU to comply with such disclosure requirement, and with all other terms of this Section 9.7. If Licensee determines that its Confidential Information or an invention would likely be disclosed by the proposed public disclosure, it shall so advise OSIF and/or OSU within such [***] day period, whereupon (a) OSIF and/or OSU shall delete all references to such Confidential Information and (b) OSIF and/or OSU shall postpone the proposed publication or presentation for up to an additional [***] days to afford Licensee, or if applicable, OSIF, the opportunity to prepare and file one or more patent applications with respect thereto. In addition, OSIF and/or OSU will not publish Confidential Information received from Licensee without Licensee’s prior written consent.
10.    Export Compliance. Without limiting Section 11.4(c), Licensee shall observe all applicable United States and foreign laws and regulations with respect to the research, development, manufacture, marketing and transfer of Licensed Products and related technical data, including, without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulation and hereby represents and covenants that Licensee: (a) is neither a national of, nor controlled by a national of, any country to which the United States prohibits the export or re-export of goods, services, or technology; (b) is not a person specifically designated as ineligible to export from the United States or deal in U.S. origin goods, services, or technologies; (c) shall not export or re-export, directly or indirectly, any goods, services, or technology to any country or person (including juridical persons) to which the United States prohibits the export of goods, technology or services; and (d) in the event that a United States government license or authorization is required for an export or re-export of goods, services, or technology (including technical information acquired from OSIF under this Agreement and/or any products created by using such technical information or any part thereof), shall obtain any necessary United States government license or other authorization prior to undertaking the export or re-export. Without limitation, Licensee shall require a provision in Sublicense Agreement, substantially similar to this Section 10, requiring that Sublicensees comply with all then- current applicable export laws and regulations and other applicable laws and regulations.

11.    Representations and Disclaimers.
11.1    Mutual Representations and Warranties. Each of OSIF and Licensee represents and warrants as follows:
(a)    This Agreement, when executed and delivered, will constitute valid and legally binding obligations of such Party, enforceable in accordance with its terms, subject to applicable law.
(b)    Entry into this Agreement will not constitute a breach of any other agreement to which it is party.
11.2    OSIF Representations and Covenants. Except for the rights, if any, of the Government resulting from a funding agreement or the Bayh-Dole Act, OSIF represents, warrants and covenants to Licensee that: (a) OSIF is, and during the Term shall remain, the owner of the entire right, title, and interest in and to Patent Rights; (b) OSIF has, and during the Term shall continue to have, the right to grant the license(s) hereunder; (c) OSIF has not granted and shall not grant licenses or other rights under the Patent Rights that are in conflict with the terms and conditions in this Agreement; (d) OSIF has obtained, or caused its Affiliates, as applicable, to obtain, assignments from the inventors of all inventorship rights to the Patent Rights.
11.3    Disclaimers. EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 11, EACH PARTY UNDERSTANDS AND AGREES THAT THE OTHER PARTY MAKES NO OTHER REPRESENTATIONS OR WARRANTIES AND LICENSEE AND OSIF, ON BEHALF OF ITSELF AND OSU, EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER STATUTORY, IMPLIED OR OTHERWISE, INCLUDING AS TO THE LICENSED PRODUCTS, THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, NONINFRINGEMENT, BREADTH OF PATENT RIGHTS, WHETHER ANY CLAIM WILL ISSUE OR IS VALID, AND AS TO WHETHER THERE ARE ANY PATENTS NOW HELD, OR WHICH MAY BECOME HELD, BY ANY ENTITY THAT MIGHT BE REQUIRED FOR THE PRACTICE OF LICENSED SUBJECT MATTER.
11.4    Licensee Representation. Licensee represents and warrants that: (a) Licensee has: (i) not been induced in any way by OSIF or its employees to enter into this Agreement; (ii) been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Agreement; (iii) adequate knowledge and expertise to conduct the due diligence; and (iv) accepted all risks inherent herein; (b) it is a duly organized and validly existing entity in good standing under the laws of its jurisdiction of organization, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder; (c) it shall comply with all applicable international, national, or local laws and regulations in its performance under this Agreement, including export control laws; (d) it shall diligently pursue the development, manufacture, and sale of Licensed Products throughout the Term; and (e) it shall continue to maintain throughout the Term and beyond insurance coverage as set forth in Section 14.
12.    Limit of Liability. IN NO EVENT SHALL OSIF, OSU OR THEIR RESPECTIVE AFFILIATES, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, STUDENTS, TRUSTEES, AGENTS OR INDEPENDENT CONTRACTORS IN THEIR CAPACITY FOR OSIF OR OSU OR SUCH AFFILIATE, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR LICENSED SUBJECT MATTER, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN FOR LIABILITIES AGAINST LICENSEE FOR WHICH IT PROVIDES INDEMNIFICATION (SECTION 13) OR FOR MISUSE, MISAPPROPRIATION OR INFRINGEMENT OF OSIF’S INTELLECTUAL PROPERTY RIGHTS, LICENSEE SHALL NOT BE LIABLE TO OSIF OR OSU FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF WHETHER LICENSEE KNOWS OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.
13.    Indemnification Obligation.

13.1    Licensee agrees to hold harmless, defend and indemnify OSIF, OSU, their respective Affiliates, and their respective officers, directors, employees, students, inventors, trustees, agents, and independent contractors (“Indemnified Parties”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses, including reasonable attorneys’ fees and other expenses of litigation, resulting from claims or demands brought by third parties (collectively “Liabilities”) against an Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with this Agreement, and/or the exercise or practice of the rights granted hereunder by or under authority of Licensee and/or Sublicensee, or third party person or entity having a Licensed Product; provided, however, Licensee shall have no responsibility or obligation under this Section to the extent of Liabilities caused solely by the gross negligence or willful misconduct by OSIF.
13.2    Procedure. The indemnities set forth in this Section 13 are subject to the condition that the Indemnified Party seeking the indemnity shall forthwith notify Licensee on being notified or otherwise made aware of a liability, claim, suit, action or expense and that Licensee shall use attorneys reasonably acceptable to the Indemnified Party to defend and control any proceedings with the Indemnified Party being permitted to participate at its own expense); provided that Licensee may not settle the liability, claim, suit, action or expense, or otherwise admit fault of the Indemnified Party or consent to any judgment, without the written consent of the Indemnified Party (such consent not to be unreasonably withheld).
14.    Insurance Requirements. Prior to any Licensed Product being used in humans or animals for veterinary applications, including for the purpose of obtaining regulatory approval, or offered for sale by Licensee or Sublicensee, and for a period of [***] years after this Agreement expires or is terminated, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product to ensure its obligations under this Agreement. Licensee shall use commercially reasonable efforts to have OSIF, OSU and their respective Affiliates, officers, directors and employees named as additional insureds. Such commercial general Liability insurance shall provide, without limitation: (a) product liability coverage; and (b) broad form contractual liability coverage for Licensee’s indemnification under this Agreement. Upon request by OSIF, Licensee shall provide OSIF with written evidence of such insurance. Additionally, Licensee shall provide OSIF with advance written notice of at least [***] days prior to Licensee cancelling, not renewing, or materially changing such insurance.
15.    Assignment. This Agreement is not assignable or otherwise transferable, provided, however, that notwithstanding the foregoing Licensee may assign or transfer this Agreement and some or all of its rights and obligations hereunder (a) to an Affiliate, or (b) to an acquirer or successor to all or substantially all of Licensee’s business or assets relating to any Licensed Product, whether by sale, merger, operation of law or otherwise. For any permitted assignment or transfer to be effective, the assignee must assume in writing all of Licensee’s interests, rights, duties, liabilities and obligations under this Agreement and agree to comply with all terms and conditions of this Agreement as if assignee were an original Party to this Agreement. OSIF shall be provided a copy of such writing promptly following its execution. OSIF may assign its rights under Section 3.8, and will provide advance written notice thereof to Licensee.
16.    Patent Markings. Licensee agrees that all Licensed Products shall be marked as permitted in accordance with each country’s patent marking laws, including Title 35, U.S. Code, in the United States.
17.    Use of Name. Licensee shall not use the name, trademarks or other marks of OSIF or OSU without the advance written consent of OSIF and OSU. OSIF and OSU may use Licensee’s name for annual reports, brochures, website and internal reports with Licensee’s prior consent, such consent not to be unreasonably withheld. Licensee may use OSIF’s name for business and financial presentations without their prior consent.
18.    Notices. Any notice or other communication of the Parties required or permitted to be given or made under this Agreement shall be in writing and shall be deemed effective on the date received when sent in a manner that provides confirmation or acknowledgement of delivery and received at the applicable address set forth in Appendix 4, incorporated herein by reference. Notices required under this Agreement may be delivered via E-mail provided such notice is confirmed in writing as indicated. Late payment notices are sufficiently delivered via E-mail only.
19.    General Provisions.
19.1    Binding Effect. This Agreement is binding upon the Parties hereto, their respective executors, administrators, heirs, assigns and successors in interest and inures to the benefit of the Parties and their permitted successors and assigns. OSIF shall ensure that OSU complies with any obligations on OSU set forth herein. Conveyances made in contravention with the terms of this Agreement shall be null and void.
19.2    Construction of Agreement. Both Parties agree that any ambiguity in this Agreement shall not be construed more favorably toward one Party than the other Party, regardless of which Party primarily drafted this Agreement. Headings are for the convenience of the Parties and do not impart independent meaning to this Agreement.
19.3    Counterparts and Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A Party may evidence its execution and delivery of this Agreement by transmission of a signed copy of this Agreement via facsimile or email.
19.4    Registration of Licenses. Licensee agrees to register and give required notice concerning this Agreement, at its expense, in each country where an obligation exists under law to so register or give notice and shall reasonably consider OSIF’s comments regarding redaction.
19.5    Force Majeure. If the performance of this Agreement or any obligations hereunder is prevented, restricted or interfered with by reason of earthquake, fire, flood or other casualty or due to strikes, riot, storms, explosions, acts of God, war, terrorism, changes in governmental regulation, embargo, shortage of transportation facilities, or a similar occurrence or condition beyond the reasonable control of the Parties, the Party so affected shall, upon giving prompt notice to the other Parties, be excused from such performance during such prevention, restriction or interference, and any failure or delay resulting therefrom shall not be considered a breach of this Agreement.
19.6    Dispute Resolution. All disputes shall be first referred to the President of OSIF and the Chief Executive Officer of Licensee for resolution, prior to proceeding under the other provisions of this Section 19.6. A dispute shall be referred to such executives upon one Party (the “Initiating Party”) providing the other Party (the “Responding Party”) with notice that such dispute exists, together with a written statement describing the dispute with reasonable specificity and proposing a resolution to such dispute that the Initiating Party is willing to accept, if any. Within [***] days after having received such statement and proposed resolution, if any, the Responding Party shall respond with a written statement that provides additional information, if any, regarding such dispute, and proposes a resolution to such dispute that the Responding Party is willing to accept, if any. In the event that such dispute is not resolved within [***] days after the Responding Party’s receipt of the Initiating Party’s notice, either Party may bring initiate further action with respect to such dispute consistent with this Section 19.6.
19.7    Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with laws of the State of Ohio, without regard to choice of law and conflicts of law principles. The Parties agree that any claim or cause of action regarding this Agreement shall be brought in a court of competent jurisdiction in Franklin County, Ohio and this is the Parties’ sole and exclusive process for seeking a remedy for any and all claims and causes of action regarding this Agreement that are permitted to be brought in Franklin County, Ohio. Licensee waives any objection to the jurisdiction of the courts in Franklin County.
19.8    Modification. Any modification of this Agreement shall be effective only if it is in writing and signed by duly authorized representatives of both Parties.
19.9    Severability. If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforce ability of such other provisions in any other jurisdiction, so long as the essential essence of this Agreement remains enforceable.
19.10    Third Party Beneficiaries. Nothing in this Agreement shall be interpreted as placing the Parties in an employment, partnership, joint venture or agency relationship and neither Party shall have the right or authority to obligate or bind the other Party on its behalf. Nothing in this Agreement, express or implied, is intended to confer any benefits, rights or remedies on any entity, other than the Parties, OSU, and their permitted successors and assigns.

19.11    Waiver. Neither Party shall be deemed to have waived any of its rights under this Agreement unless the waiver is in writing and signed by such Party, and any such written waiver shall be limited solely to the specified scope. No delay or omission of a Party in exercising or enforcing a right or remedy under this Agreement shall operate as a waiver thereof.
19.12    Entire Agreement. This Agreement constitutes the entire agreement between the Parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

Ohio State Innovation Foundation	Entrada Therapeutics, Inc.
BY: /s/ R. Scott Osborne	BY: /s/ Dipal Doshi
NAME: R. Scott Osborne	NAME: Dipal Doshi
TITLE: President	TITLE: President & CEO
DATE: 12/14/18	DATE: 12/14/2018

The Ohio State University acknowledges and agrees to its obligations under Section 9.7 of this Agreement:
The Ohio State University
BY: /s/ Michael Papadakis
NAME: Michael Papadakis
TITLE: Interim Sr. Vice President For Business & Finance, and CFO
DATE: 12-14-18

Appendix 1A
Platform Rights
[***]

Appendix 1B
Program Rights
[***]

Appendix 2A
ANNUAL REPORT
[***]

Appendix 2B
OSIF FUNDING SOURCE & EMPLOYMENT SURVEY
[***]

Appendix 3A
MILESTONE REPORT
[***]

Appendix 3B
ROYALTY REPORT
[***]

Appendix 4
Contact Information
[***]

Appendix 5
Proposed Capitalization Table
[***]

Appendix 6
Confirmatory License Patent Rights
[***]

Appendix 7
Technology Transfer
[***]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 1 TO LICENSE AGREEMENT
This Amendment No. 1 to the License Agreement (“Amendment”), having an effective date of October 8, 2019 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Entrada Therapeutics, Inc. located at 50 Northern Avenue, Boston, MA 02210 (“Licensee”), (individually “Party” or together “the Parties”).
BACKGROUND
WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated December 14, 2018, OSIF agreement No. A2019-1293 (“License Agreement”); and,
WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Amendments
(a)    The following row is added to the Program Patent Rights in Appendix 1B:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

(b)    The following row is added to the Tech IDs in Appendix 1B:

[***]	[***]	[***]

2.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.
3.    Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

OHIO STATE INNOVATION FOUNDATION	ENTRADA THERAPEUTICS, INC
By: /s/ Kevin Taylor	By: /s/ Dipal Doshi
Name: Kevin Taylor	Name: Dipal Doshi
Title: Vice President	Title: President & Chief Executive Officer
Date: 10/23/2019	Date: 10/21/2019

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 2 TO LICENSE AGREEMENT
This Amendment No. 2 to the License Agreement (“Amendment”), having an effective date of March 9, 2020 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Entrada Therapeutics, Inc. located at 50 Northern Avenue, Boston, MA 02210 (“Licensee”), (individually “Party” or together “the Parties”).
BACKGROUND
WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated December 14, 2018, OSIF agreement No. A2019-1293, as amended October 8, 2019 (“License Agreement”); and,
WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Amendments
(a)    The following row of the Platform Patent Rights in Appendix 1A is deleted in its entirety:

[***]	[***]	[***]

And replaced with the following:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

2.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart.
3.    Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

OHIO STATE INNOVATION FOUNDATION	ENTRADA THERAPEUTICS, INC
By: /s/ Kevin Taylor	By: /s/ Dipal Doshi
Name: Kevin Taylor	Name: Dipal Doshi
Title: Vice President	Title: President & CEO
Date: 03/16/2020	Date: 3/9/2020

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 3 TO LICENSE AGREEMENT
This Amendment No. 3 to the License Agreement (“Amendment”), having an effective date of July 6, 2021 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Entrada Therapeutics, Inc. located at 6 Tide Street, Boston, MA 02210 (“Licensee”), (individually “Party” or together “the Parties”).
BACKGROUND
WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated December 14, 2018, OSIF agreement No. A2019-1293, and amended on October 8, 2019 and March 9, 2020 (“License Agreement”); and,
WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
1.    Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.
2.    The following row shall be added to the Program Patent Rights in Appendix 1B:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.    The following row shall be added to the Tech IDs in Appendix 1B:

[***]	[***]	[***]

4.    As consideration for this Amendment, Licensee agrees to pay all of the costs and expenses, paid or incurred by OSIF, on or prior to the Amendment Effective Date associated with [***] within [***] ([***]) days after Licensee’s receipt of an invoice from OSIF. All costs, paid or incurred by OSIF, after the Amendment Effective Date shall be treated as Ongoing Patent Expenses pursuant to Section 6.1 of the License Agreement.
5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including portable document format (“.pdf”), shall be deemed original documents for purposes of this Agreement, including the signature pages, and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.
6.    Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.
[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	ENTRADA THERAPEUTICS, INC
By: /s/ Kevin Taylor	By: /s/ Dipal Doshi
Name: Kevin Taylor	Name: Dipal Doshi
Title: Vice President	Title: President and CEO
Date: 07/20/2021	Date: July 15, 2021

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 4 TO LICENSE AGREEMENT

This Amendment No. 4 to the License Agreement (“Amendment”), having an effective date of February 7, 2022 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Entrada Therapeutics, Inc. located at 6 Tide Street, Boston, MA 02210 (“Licensee”), (individually “Party” or together “the Parties”).

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated December 14, 2018, OSIF agreement No. A2019-1293, and amended on October 8, 2019, March 9, 2020, and July 6, 2021 (collectively the “License Agreement”); and,

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.    The following row shall be added to the Program Patent Rights in Appendix 1B:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.    The following row shall be added to the Tech IDs in Appendix 1B:

[***]	[***]	[***]

4.    As consideration for this Amendment, Licensee agrees to pay all of the costs and expenses, paid or incurred by OSIF, on or prior to the Amendment Effective Date associated with [***] within [***] ([***]) days after Licensee’s receipt of an invoice from OSIF. All costs, paid or incurred by OSIF, after the Amendment Effective Date shall be treated as Ongoing Patent Expenses pursuant to Section 6.1 of the License Agreement.

5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including portable document format (“.pdf”), shall be deemed original documents for purposes of this Agreement, including the signature pages, and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.

6.    Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

[AUTHORIZED SIGNATURES APPEAR ON THE FOLLOWING PAGE]

OHIO STATE INNOVATION FOUNDATION	ENTRADA THERAPEUTICS, INC
By: /s/ Kevin Taylor	By: /s/ Dipal Doshi
Name: Kevin Taylor	Name: Dipal Doshi
Title: Vice President	Title: President and CEO
Date: 02/08/2022	Date: 02/08/2022

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 5 TO LICENSE AGREEMENT

This Amendment No. 5 to the License Agreement (“Amendment”), having an effective date of November 10, 2022 (“Amendment Effective Date”), is made and entered by and between Ohio State Innovation Foundation, located at 1524 North High Street, Columbus, Ohio 43201 (“OSIF”) and Entrada Therapeutics, Inc. located at 6 Tide Street, Boston, MA 02210 (“Licensee”), (individually “Party” or together “the Parties”).

BACKGROUND

WHEREAS, OSIF and Licensee entered into an Exclusive License Agreement dated December 14, 2018, OSIF agreement No. A2019-1293, and amended on October 8, 2019, March 9, 2020, July 6, 2021 and February 7, 2022 (collectively the “License Agreement”); and,

WHEREAS, OSIF and Licensee agree that Amendment No. 4 to License Agreement, having an effective date of February 7, 2022 (“Amendment No. 4”), contains a clerical error misassigning the identified U.S. provisional patent application and corresponding technology ID to the incorrect Appendix in the License Agreement;

WHEREAS, OSIF and Licensee would like to amend and modify the License Agreement as identified below and such amendment shall be incorporated as part of the License Agreement.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

1.    Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the License Agreement.

2.    The following row shall be removed from the Program Patent Rights in Appendix 1B and added to the Platform Patent Rights in Appendix 1A:

[***]	[***]	[***]	[***]	[***]	[***]	[***]

3.    The following row shall be removed from the Tech IDs in Appendix 1B and added to the Tech IDs in Appendix 1A:

[***]	[***]	[***]

4.    As consideration for this Amendment, Licensee agrees to pay all of the future costs and expenses, paid or incurred by OSIF, on or prior to the Amendment Effective Date associated with [***] within [***] ([***]) days after receipt of an invoice from OSIF. All costs, paid or incurred by OSIF, after the Amendment Effective Date shall be treated as Ongoing Patent Expenses pursuant to Section 6.1 of the License Agreement.

5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute an agreement, notwithstanding that all parties are not signatories to the same counterpart. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures, including portable document format (“.pdf”), shall be deemed original documents for purposes of this Agreement, including the signature pages, and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures.

6.    Continued Force and Effect. Except as provided in this Amendment, all terms, conditions, and provisions of the License Agreement shall remain and continue in full force and effect as provided therein.

7.    IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of the Amendment Effective Date.

OHIO STATE INNOVATION FOUNDATION	ENTRADA THERAPEUTICS, INC
By: /s/ Kevin Taylor	By: /s/ Dipal Doshi
Name: Kevin Taylor	Name: Dipal Doshi
Title: Vice President	Title: President and CEO
Date: 11/16/2022	Date: 11/15/2022